Exhibit 10.4

EXECUTION COPY

AMENDMENT (this “Amendment”) dated as of March 3, 2006, to the Amended and Restated Credit Agreement dated as of August 4, 1999, as amended and restated as of February 6, 2006 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among ON SEMICONDUCTOR CORPORATION (“Holdings”), SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC (the “Borrower”), the LENDERS party thereto, and JPMORGAN CHASE BANK, N.A., as administrative agent.

A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

B. Holdings and the Borrower have requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth below.

C. The undersigned Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

D. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement, as amended hereby.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments of Section 2.11. Paragraph (d) of Section 2.11 of the Credit Agreement is amended by deleting such paragraph in its entirety and substituting in lieu thereof the following:

(d) Following the end of each fiscal year of the Borrower, the Borrower shall prepay Term Borrowings in an aggregate amount equal to 50% of Excess Cash Flow for such fiscal year. Each prepayment pursuant to this paragraph shall be made within five Business Days after the date on which financial statements are delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within five Business Days after the date that is 90 days after the end of such fiscal year). Notwithstanding the foregoing, any Term Lender may elect, by notice to the Administrative Agent by telephone (confirmed by telecopy) at least one Business Day prior to the prepayment date, to decline all or any portion of any prepayment of its Term Loans pursuant to this paragraph (d).

SECTION 2. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

(a) This Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrower and constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) After giving effect to this Amendment, each of the representations and warranties of Holdings and the Borrower set forth in the Loan Documents is true and correct on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

(c) Immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date that the following conditions shall have occurred (which date shall not be later than March 3, 2006): (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders, and (b) all fees and other amounts due and payable in connection with this Amendment or the Credit Agreement, including, to the extent invoiced in writing to the Borrower at least two Business Days prior to such date, reimbursement or payment of all reasonable, documented, out-of-pocket expenses (including fees, charges and disbursements of counsel or other advisors) required to be paid or reimbursed by any Loan Party, shall have been paid or reimbursed, as applicable.

SECTION 4. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended or modified hereby. This Amendment shall be a Loan Document for all purposes.

SECTION 5. Applicable Law; Waiver of Jury Trial. (A) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable, documented, out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 8. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

ON SEMICONDUCTOR CORPORATION,

By	/s/ DONALD A. COLVIN
	Name:	Donald A. Colvin
	Title:	Senior Vice President and Chief Financial Officer

SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC,

By	/s/ DONALD A. COLVIN
	Name:	Donald A. Colvin
	Title:	Senior Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as administrative agent,

By	/s/ DAVID M. MALLETT
	Name:	David M. Mallett
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF MARCH 3, 2006, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 4, 1999, AS AMENDED AND RESTATED AS OF FEBRUARY 6, 2006, AMONG ON SEMICONDUCTOR CORPORATION, SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: ___________________

By
Name:
Title:

[Multiple signature pages of the various lending institutions make up the remainder of the amendment and are not reproduced here.]

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